Exhibit 10.1
FIFTH AMENDMENT TO
LOAN AND SECURITY AGREEMENT
THIS FIFTH AMENDMENT to Loan and Security Agreement (this “Amendment”) is entered into as of December 13, 2018, by and between OXFORD FINANCE LLC, a Delaware limited liability company with an office located at 133 North Fairfax Street, Alexandria, Virginia 22314 (“Oxford”), as collateral agent (in such capacity, “Collateral Agent”), the Lenders listed on Schedule 1.1 of the Loan Agreement (as defined below) or otherwise party thereto from time to time (each a “Lender” and collectively, the “Lenders”) including Oxford in its capacity as a Lender and CONFORMIS, INC., a Delaware corporation (“Conformis”) and IMATX, INC., a California corporation (“ImaTx”) and CONFORMIS CARES LLC, a Delaware limited liability company (“Conformis Cares” and together with Conformis and ImaTX, individually, collectively, jointly and severally, “Borrower”), each with offices located at 600 Technology Park Drive, Billerica, Massachusetts 01821.
RECITALS
A.Collateral Agent, Lenders and Borrower have entered into that certain Loan and Security Agreement dated as of January 6, 2017 (as amended from time to time, including by that certain First Amendment to Loan and Security Agreement dated as of March 9, 2017, that certain Second Amendment to Loan and Security Agreement dated as of June 30, 2017, that certain Third Amendment to Loan and Security Agreement dated as of December 18, 2017 and that certain Fourth Amendment to Loan and Security Agreement dated as of July 31, 2018, the “Loan Agreement”).
B.Lenders have extended credit to Borrower for the purposes permitted in the Loan Agreement.
C.Borrower has requested that Collateral Agent and Lenders (i) modify the prepayment provisions; (ii) modify the Financial Covenants; and (iii) make certain other revisions to the Loan Agreement as more fully set forth herein.
D.Collateral Agent and Lenders have agreed to make such modifications, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:
1.Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.
2.Amendments to Loan Agreement.
2.1    Section 2.1.2 (Term Loans). Section 2.1.2(d) of the Loan Agreement hereby is amended and restated in its entirety as follows:
“(d)    Permitted Prepayment of Term Loans.
i.    Borrower shall have the option to prepay all, but not less than all, of the Term Loans advanced by the Lenders under this Agreement, provided Borrower (i) provides written notice to Collateral Agent of its election to prepay the Term Loans at least ten (10) days prior to such prepayment, and (ii) pays to the Lenders on the date of such prepayment, payable to each Lender in accordance with its respective Pro Rata Share, an amount equal to the sum of (A) all outstanding principal of the Term Loans plus accrued and unpaid interest thereon through the prepayment date,

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(B) the Final Payment, (C) the Prepayment Fee, plus (D) all other Obligations that are due and payable, including Lenders’ Expenses and interest at the Default Rate with respect to any past due amounts.
ii.    Notwithstanding anything herein to the contrary, Borrower shall also have the option to prepay part of Term Loans advanced by the Lenders under this Agreement, provided Borrower (i) except with respect to the Identified Prepayment, provides written notice to Collateral Agent of its election to prepay the Term Loans at least ten (10) days prior to such prepayment, (ii) prepays such part of the Term Loans in an amount of at least the Identified Prepayment, and (iii) pays to the Lenders on the date of such prepayment, payable to each Lender in accordance with its respective Pro Rata Share, an amount equal to the sum of (A) the portion of outstanding principal of such Term Loans being prepaid plus all accrued and unpaid interest thereon through the prepayment date, (B) the applicable Final Payment with respect to the portion of such Term Loans being prepaid, and (C) all other Obligations that are then due and payable, including Lenders’ Expenses and interest at the Default Rate with respect to any past due amounts, and (D) the applicable Prepayment Fee with respect to the portion of such Term Loans being prepaid. For the purposes of clarity, any partial prepayment shall be applied pro-rata to all outstanding amounts under each Term Loan, and shall be applied pro-rata within each Term Loan tranche to reduce amortization payments under Section 2.2(b) on a pro-rata basis.”
2.2    Section 6.8 (Financial Covenant). Section 6.8 of the Loan Agreement hereby is amended and restated in its entirety as follows:
“6.8    Financial Covenants.
(a)    Minimum Product Revenue. Borrower shall achieve trailing six (6) month Product Revenue, to be tested as of the last day of the applicable month, on a consolidated basis with respect to Borrower and its Subsidiaries, of not less than the amounts set forth below for each respective testing date:

Testing Date	Minimum Product Revenue
December 31, 2018	$35,000,000.00
January 31, 2019	$35,000,000.00
February 28, 2019	$35,000,000.00
March 31, 2019	$35,000,000.00
April 30, 2019	$35,000,000.00
May 31, 2019	$35,000,000.00
June 30, 2019	$35,000,000.00
July 31, 2019	$35,000,000.00
August 31, 2019	$35,000,000.00
September 30, 2019	$35,000,000.00
October 31, 2019	$35,000,000.00
November 30, 2019	$35,000,000.00
December 31, 2019	$35,000,000.00

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New minimum Product Revenue levels with respect to the fiscal year commencing January 1, 2020 and each fiscal year thereafter shall be established by the mutual agreement of Borrower, Collateral Agent and Lenders based on Product Revenue projections delivered by Borrower to Collateral Agent and the Lenders no later than November 30, 2019 with respect to the fiscal year commencing January 1, 2020 and November 30 for each subsequent fiscal year and pursuant to an amendment to this Agreement which Borrower hereby agrees to execute no later than December 31, 2019 with respect to the fiscal year commencing January 1, 2020 and December 31 for each subsequent fiscal year; provided that (a) any agreement by the Collateral Agent and the Lenders to establish new minimum Product Revenue levels shall be conditioned on receipt of revenue projections that are acceptable to Collateral Agent and Lenders in their sole discretion; and (b) if Borrower, Collateral Agent and Lenders do not execute an amendment to establish new minimum Product Revenue levels by December 31 of the applicable fiscal year, then (i) on or before February 28 of the following fiscal year, Borrower shall deliver to Collateral Agent and Lenders an executed term sheet, satisfactory to Collateral Agent and Lenders in their sole discretion, for a new credit facility for Borrower, the proceeds of which will be used to repay the Obligations (other than inchoate indemnity obligations and other obligations that are stated to survive the termination of the Agreement) in full in cash (the “Refinancing Term Sheet Requirement”), and (ii) on or before March 31 of the following fiscal year, Borrower shall repay the Obligations (other than inchoate indemnity obligations and other obligations that are stated to survive the termination of the Agreement) in full in cash with the proceeds from such new credit facility (the “Payoff Requirement”) and it shall be an immediate Event of Default if Borrower does not satisfy either the Refinancing Term Sheet Requirement or the Payoff Requirement by such dates. For illustration purposes only, if Borrower, Collateral Agent and Lenders do not execute an amendment to establish new minimum Product Revenue levels by December 31, 2019 for the fiscal year commencing January 1, 2020, Borrower shall satisfy (i) the Refinancing Term Sheet Requirement on or before February 28, 2020, and (ii) the Payoff Requirement on or before March 31, 2020.
(b)    Minimum Cash.    Borrower shall at all times maintain not less than Five Million Dollars ($5,000,000.00) in cash in Deposit Accounts subject to Control Agreements in favor of Collateral Agent.”
2.3    Section 13.1 (Definitions). The following term and its definition hereby is hereby added to Section 13.1 of the Loan Agreement as follows
“Identified Prepayment” means a prepayment of such part of the Term Loans in the amount of, with respect to the principal amount being prepaid, Fifteen Million Dollars ($15,000,000.00), being made by the Borrower in connection with, and as a condition to the effectiveness of, the Fifth Amendment to this Agreement.
2.4    Section 13.1 (Definitions). The following term and its definition hereby is amended and restated in its entirety to Section 13.1 of the Loan Agreement as follows:
“Final Payment” is a payment (in addition to and not a substitution for the regular monthly payments of principal plus accrued interest) due on the earliest to occur of (a) the Term Loan Maturity Date, or (b) the acceleration of any Term Loan, or (c) the prepayment of a Term Loan pursuant to Section 2.1.2(c) or (d), equal to the principal amount of such Term Loan that is prepaid or required to be paid, multiplied by the Final Payment Percentage, payable to Lenders in accordance with their respective Pro Rata Shares.
2.5    Section 13.1 (Definitions). The following term and its definition hereby is amended and restated in its entirety to Section 13.1 of the Loan Agreement as follows:
“Prepayment Fee” is, with respect to any Term Loan subject to prepayment prior to the Term Loan Maturity Date, whether by mandatory or voluntary prepayment, acceleration or otherwise, an additional fee payable to the Lenders in amount equal to (i) if the prepayment is made on or prior to the first anniversary of the Funding Date of such Term Loan, three percent (3.00%) of the principal

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amount of such Term Loan prepaid, (ii) if the prepayment is made after the first anniversary of the Funding Date of such Term Loan but on or prior to the second anniversary of the Funding Date of such Term Loan, (x) one percent (1.00%) of the principal amount of such Term A Loan prepaid and (y) two percent (2.00%) of the principal amount of such Term B Loan prepaid or (iii) if the prepayment is made after the second anniversary of the Funding Date of such Term Loan, one percent (1.00%) of the principal amount of such Term Loan prepaid.
2.6    Exhibit C (Compliance Certificate) to the Loan Agreement is hereby replaced with Exhibit C attached hereto.
3.Limitation of Amendment.
3.1    The amendments set forth in Section 2 above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Collateral Agent or any Lender may now have or may have in the future under or in connection with any Loan Document.
3.2    This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.
4.Representations and Warranties. To induce Collateral Agent and Lenders to enter into this Amendment, Borrower hereby represents and warrants to Collateral Agent and Lenders as follows:
4.1    Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct in all material respects as of such date), and (b) no Event of Default has occurred and is continuing;
4.2    Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;
4.3    The organizational documents of Borrower delivered to Collateral Agent and Lenders in connection with the Fourth Amendment to the Loan Agreement dated as of July 31, 2018 remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;
4.4    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;
4.5    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any material Requirement of Law or regulation binding on or affecting Borrower, (b) any material contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;
4.6    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower; and
4.7    This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may

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be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.
5.Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.
6.Effectiveness. This Amendment shall be deemed effective upon (i) the due execution and delivery to Collateral Agent and Lender of (a) this Amendment by each party hereto, and (b) the Corporate Borrowing Certificates attached hereto, and (ii) Borrower’s payment of, (a) (I) the Identified Prepayment, to be applied towards the original principal amounts outstanding under the Term Loan, (II) the applicable Final Payment, (III) the applicable Prepayment Fee, and (IV) any accrued and unpaid interest, each due in accordance with Section 2.1.2(d) of the Loan Agreement as amended by this Fifth Amendment, and (b) all Lenders’ Expenses incurred and invoiced through the date of this Amendment.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BORROWER:

CONFORMIS, INC.

By: /s/ Mark Augusti
Name: Mark Augusti
Title: President & CEO

IMATX, INC.

By: /s/ Mark Augusti
Name: Mark Augusti
Title: CEO

CONFORMIS CARES LLC

By: /s/ Mark Augusti
Name: Mark Augusti
Title: CEO

[Signature Page to Fifth Amendment to Loan and Security Agreement]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

COLLATERAL AGENT AND LENDER:

OXFORD FINANCE LLC

By: /s/ Colette H. Featherly
Name: Colette H. Featherly
Title: Senior Vice President

[Signature Page to Fifth Amendment to Loan and Security Agreement]

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EXHIBIT C

Compliance Certificate

TO:	OXFORD FINANCE LLC, as Collateral Agent and Lender
FROM:	CONFORMIS, INC., for itself, and on behalf of all Borrowers
The undersigned authorized officer (“Officer”) of CONFORMIS, INC. (“Borrower”), hereby certifies, on behalf of all Borrowers, that in accordance with the terms and conditions of the Loan and Security Agreement by and among Borrower, Collateral Agent, and the Lenders from time to time party thereto (the “Loan Agreement;” capitalized terms used but not otherwise defined herein shall have the meanings given them in the Loan Agreement),
(a)    Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below;
(b)    There are no Events of Default, except as noted below;
(c)    Except as noted below, all representations and warranties of Borrower stated in the Loan Documents are true and correct in all material respects on this date and for the period described in (a), above; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date.
(d)    Borrower, and each of Borrower’s Subsidiaries, has timely filed all required tax returns and reports, Borrower, and each of Borrower’s Subsidiaries, has timely paid all foreign, federal, state, and material local taxes, assessments, deposits and contributions owed by Borrower, or Subsidiary, except as otherwise permitted pursuant to the terms of Section 5.9 of the Loan Agreement;
(e)    No Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Collateral Agent and the Lenders.
Attached are the required documents, if any, supporting our certification(s). The Officer, on behalf of Borrower, further certifies that the attached financial statements are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes and except, in the case of unaudited financial statements, for the absence of footnotes and subject to year‑end audit adjustments as to the interim financial statements.
Please indicate compliance status since the last Compliance Certificate by circling Yes, No, or N/A under “Complies” column.

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	Reporting Covenant	Requirement	Actual	Complies
1)	Financial statements	Quarterly within 45 days		Yes	No	N/A
2)	Annual (CPA Audited) statements	Within 120 days after FYE		Yes	No	N/A
3)	Annual Financial Projections/Budget (prepared on a monthly basis)	Annually (no later than 3/31 of each calendar year (with any material changes within 10 days of Board approval)), and when revised		Yes	No	N/A
4)	Monthly Revenue report	Monthly within 30 days		Yes	Non	N/A
5)	8‑K, 10‑K and 10‑Q Filings	If applicable, within 5 days of filing		Yes	No	N/A
6)	Compliance Certificate	Quarterly within 45 days		Yes	No	N/A
7)	IP Report of any new copyrights, trademarks and patents	To accompany Compliance Certificate		Yes	No	N/A
8)	Total amount of Borrower’s cash and cash equivalents at the last day of the measurement period		$________	Yes	No	N/A
9)	Total amount of Borrower’s Subsidiaries’ cash and cash equivalents at the last day of the measurement period		$________	Yes	No	N/A

Deposit and Securities Accounts
(Please list all accounts; attach separate sheet if additional space needed)

	Institution Name	Account Number	New Account?		Account Control Agreement in place?
1)			Yes	No	Yes	No
2)			Yes	No	Yes	No
3)			Yes	No	Yes	No
4)			Yes	No	Yes	No

Financial Covenants

	Covenant	Requirement	Actual	Compliance
1)	Minimum Product Revenue (trailing six months)	See Section 6.8(a)	$	Yes	No
2)	Minimum cash	$5,000,000.00 in Deposit Accounts subject to Control Agreements	$	Yes	No

Other Matters

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1)	Have there been any changes in a Key Person since the last Compliance Certificate?	Yes	No

2)	Have there been any transfers/sales/disposals/retirement of Collateral or IP prohibited by the Loan Agreement?	Yes	No

3)
Have there been any new pending or, to the knowledge of the Responsible Officer’s, threatened in writing, or has Borrower received notice of any new governmental investigations pending or threatened, by or against Borrower or any of its Subsidiaries, involving more than Five Hundred Thousand Dollars ($500,000.00)?
		Yes	No

4)
Have there been any amendments or other changes to the Operating Documents of Borrower or any of its Subsidiaries? If yes, provide copies of any such amendments or changes with this Compliance Certificate if requested by Collateral Agent or any Lender.
		Yes	No

Exceptions

Please explain any exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions.” Attach separate sheet if additional space needed.)

CONFORMIS, INC., on behalf of itself and all Borrowers

By:
Name:
Title:

Date:

LENDER USE ONLY

Received by:	Date:

Verified by:	Date:

Compliance Status: Yes No

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CORPORATE BORROWING CERTIFICATE

BORROWER:	CONFORMIS, INC.	DATE: December 13, 2018
Lender:	OXFORD FINANCE LLC, as Collateral Agent and Lender

I hereby certify as follows, as of the date set forth above:
1.    I am the Secretary, Assistant Secretary or other officer of Borrower. My title is as set forth below.
2.    Borrower’s exact legal name is set forth above. Borrower is a corporation existing under the laws of the State of Delaware.
3.    Attached hereto as Exhibit A and Exhibit B, respectively, are true, correct and complete copies of (i) Borrower’s Certificate of Incorporation (including amendments), as filed with the Secretary of State of the state in which Borrower is incorporated as set forth in paragraph 2 above; and (ii) Borrower’s Bylaws. Neither such Certificate of Incorporation nor such Bylaws have been amended, annulled, rescinded, revoked or supplemented, and such Certificate of Incorporation and such Bylaws remain in full force and effect as of the date hereof.
4.    The resolutions attached hereto as Exhibit C were duly and validly adopted by Borrower’s Board of Directors at a duly held meeting of such directors (or pursuant to a unanimous written consent or other authorized corporate action). Such resolutions are in full force and effect as of the date hereof and have not been in any way modified, repealed, rescinded, amended or revoked, have been filed in minutes of the proceedings of the Board of Directors, and the Lenders may rely on them until each Lender receives written notice of revocation from Borrower.

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RESOLVED, that any one of the following officers or employees of Borrower, whose names, titles and signatures are below, may act on behalf of Borrower:

Name	Title	Signature	Authorized to Add or Remove Signatories
Mark Augusti	Chief Executive Officer and President	____________________________	□
Paul Weiner	Chief Financial Officer	____________________________
Patricia A. Davis	Chief Legal Officer, General Counsel and Corporate Secretary	____________________________	□
□

[Balance of Page Intentionally Left Blank]

[Signature Page to Corporate Borrowing Certificate – Conformis]
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5.    The persons listed above are Borrower’s officers or employees with their titles and signatures shown next to their names.

By:
Name: Patricia A. Davis
Title: Chief Legal Officer, General Counsel and Corporate Secretary

*** If the Secretary, Assistant Secretary or other certifying officer executing above is designated by the resolutions set forth in paragraph 4 as one of the authorized signing officers, this Certificate must also be signed by a second authorized officer or director of Borrower.
I, the Chief Financial Officer of Borrower, hereby certify as to paragraphs 1 through 5 above, as of the date set forth above.

By:
Name: Paul Weiner
Title: Chief Financial Officer

[Signature Page to Corporate Borrowing Certificate – Conformis]
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EXHIBIT A

Certificate of Incorporation (including amendments)
[see attached]

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EXHIBIT B

Bylaws
[see attached]

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EXHIBIT C

Resolutions
[see attached]

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CORPORATE BORROWING CERTIFICATE

BORROWER:	IMATX, INC.	DATE: December 13, 2018
Lender:	OXFORD FINANCE LLC, as Collateral Agent and Lender

I hereby certify as follows, as of the date set forth above:
1.    I am the Secretary, Assistant Secretary or other officer of Borrower. My title is as set forth below.
2.    Borrower’s exact legal name is set forth above. Borrower is a corporation existing under the laws of the State of California.
3.    Attached hereto as Exhibit A and Exhibit B, respectively, are true, correct and complete copies of (i) Borrower’s Certificate of Incorporation (including amendments), as filed with the Secretary of State of the state in which Borrower is incorporated as set forth in paragraph 2 above; and (ii) Borrower’s Bylaws. Neither such Certificate of Incorporation nor such Bylaws have been amended, annulled, rescinded, revoked or supplemented, and such Certificate of Incorporation and such Bylaws remain in full force and effect as of the date hereof.
4.    The resolutions attached hereto as Exhibit C were duly and validly adopted by Borrower’s Board of Directors at a duly held meeting of such directors (or pursuant to a unanimous written consent or other authorized corporate action). Such resolutions are in full force and effect as of the date hereof and have not been in any way modified, repealed, rescinded, amended or revoked, have been filed in minutes of the proceedings of the Board of Directors, and the Lenders may rely on them until each Lender receives written notice of revocation from Borrower.

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RESOLVED, that any one of the following officers or employees of Borrower, whose names, titles and signatures are below, may act on behalf of Borrower:

Name	Title	Signature	Authorized to Add or Remove Signatories
Mark Augusti	Chief Executive Officer and President	____________________________	□

Paul Weiner	Chief Financial Officer	____________________________	□

Patricia A. Davis	Corporate Secretary	____________________________	□

[Balance of Page Intentionally Left Blank]

[Signature Page to Corporate Borrowing Certificate – ImaTx]
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5.    The persons listed above are Borrower’s officers or employees with their titles and signatures shown next to their names.

By: ______________________________________
Name: Mark Augusti
Title: President and Chief Executive Officer

*** If the Secretary, Assistant Secretary or other certifying officer executing above is designated by the resolutions set forth in paragraph 4 as one of the authorized signing officers, this Certificate must also be signed by a second authorized officer or director of Borrower.
I, the Chief Financial Officer of Borrower, hereby certify as to paragraphs 1 through 5 above, as of the date set forth above.

By: ______________________________________
Name: Paul Weiner
Title: Chief Financial Officer

[Signature Page to Corporate Borrowing Certificate - ImaTx]
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EXHIBIT A

Certificate of Incorporation (including amendments)
[see attached]

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EXHIBIT B

Bylaws
[see attached]

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EXHIBIT C

Resolutions
[see attached]

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CORPORATE BORROWING CERTIFICATE

BORROWER:	CONFORMIS CARES LLC	DATE: December 13, 2018
Lender:	OXFORD FINANCE LLC, as Collateral Agent and Lender

I hereby certify as follows, as of the date set forth above:
1.    I am the Secretary, Assistant Secretary or other officer of Borrower. My title is as set forth below.
2.    Borrower’s exact legal name is set forth above. Borrower is a limited liability company existing under the laws of the State of Delaware.
3.    Attached hereto as Exhibit A and Exhibit B, respectively, are true, correct and complete copies of (i) Borrower’s Certificate of Formation (including amendments), as filed with the Secretary of State of the state in which Borrower is incorporated as set forth in paragraph 2 above; and (ii) Borrower’s operating agreement. Neither such Certificate of Formation nor such operating agreement have been amended, annulled, rescinded, revoked or supplemented, and such Certificate of Formation and such operating agreement remain in full force and effect as of the date hereof.
4.    The resolutions attached hereto as Exhibit C were duly and validly adopted by Borrower’s Board of Managers at a duly held meeting of such directors (or pursuant to a unanimous written consent or other authorized company action). Such resolutions are in full force and effect as of the date hereof and have not been in any way modified, repealed, rescinded, amended or revoked, have been filed in minutes of the proceedings of the Board of Managers, and the Lenders may rely on them until each Lender receives written notice of revocation from Borrower.

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RESOLVED, that any one of the following officers or employees of Borrower, whose names, titles and signatures are below, may act on behalf of Borrower:

Name	Title	Signature	Authorized to Add or Remove Signatories
Mark Augusti	Chief Executive Officer and President	____________________________	□
Paul Weiner	Chief Financial Officer	____________________________	□
Patricia A. Davis	Secretary	____________________________	□

[Balance of Page Intentionally Left Blank]

[Signature Page to Corporate Borrowing Certificate – Conformis Cares LLC]
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5.    The persons listed above are Borrower’s officers or employees with their titles and signatures shown next to their names.

By: ______________________________________
Name: Patricia A. Davis
Title: Secretary

*** If the Secretary, Assistant Secretary or other certifying officer executing above is designated by the resolutions set forth in paragraph 4 as one of the authorized signing officers, this Certificate must also be signed by a second authorized officer or director of Borrower.
I, the Chief Financial Officer of Borrower, hereby certify as to paragraphs 1 through 5 above, as of the date set forth above.

By: ______________________________________
Name: Paul Weiner
Title: Chief Financial Officer

[Signature Page to Corporate Borrowing Certificate – Conformis Cares LLC]
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EXHIBIT A

Certificate of Formation (including amendments)
[see attached]

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EXHIBIT B

Operating Agreement
[see attached]

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EXHIBIT C

Resolutions
[see attached]

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